Exhibit 99.3

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement"), dated as of January 21, 2000, is among ALLOY ONLINE, INC., a Delaware corporation ("Parent"), 17TH STREET ACQUISITION CORP., a New York corporation (the "Company"), Leslie N. Morgenstein ("Morgenstein"), Ann Brashares ("Brashares"), and STATE STREET BANK AND TRUST COMPANY, in its capacity as Escrow Agent hereunder (the "Escrow Agent"; and the term "Escrow Agent" shall also include any successor escrow agent appointed in accordance with Section 8(d) hereof). Capitalized terms used and not defined herein shall have the meanings given to them in the Reorganization Agreement (hereinafter defined).

                                    RECITALS

         A. Reference is made to the Agreement and Plan of Reorganization dated as of January 21, 2000 (the "Reorganization Agreement"), by and between Parent, Alloy Acquisition Sub, Inc., a New York corporation and a wholly-owned subsidiary of Parent ("Acquisition Sub"), the Company, and the shareholders of the Company, providing for, among other things, the merger (the "Merger") of Acquisition Sub with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the "Surviving Corporation") and the shareholders of the Company, each of whom is set forth on Schedule I attached hereto (collectively referred to herein as the "Holders", and together with Parent, the "Interested Parties") receiving, among other consideration, shares of common stock of Parent, $0.01 par value per share ("Parent Common Stock") , with an aggregate Stipulated Price (as defined herein) of $3,500,000 (the "Stock Consideration"), in exchange for shares of capital stock of the Company, all in the manner provided in the Reorganization Agreement and the Certificate of Merger.

         B. This Agreement is designed to implement the provisions of the Reorganization Agreement pursuant to which Parent, on behalf of the Holders, is depositing with the Escrow Agent 64,552 shares of Parent Common Stock (equal to thirty percent (30%) of the total Stock Consideration) (the "Escrow Shares"), as security for (i) the satisfaction of the indemnification obligations of the Holders pursuant to Article VIII of the Reorganization Agreement and (ii) any reduction in the amount of the to Merger Consideration as a result of adjustments thereto required to be made pursuant to Section 2.2 of the Reorganization Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, the parties hereto agree as follows:

         1. Appointment of Escrow Agent; Escrow Account. The Escrow Agent is hereby appointed to act as escrow agent hereunder, and the Escrow Agent agrees to act as such.
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         2. Escrow Fund and Escrow Account.

         2 (a) In accordance with Section 2.4(d) of the Reorganization Agreement, Parent shall deliver to the Escrow Agent on the date hereof a certificate or certificates registered in the name of the Escrow Agent as escrow agent hereunder (or in the name of its nominee) representing the Escrow Shares. The Escrow Agent shall hold such certificate or certificates in escrow for the benefit of (i) Parent and the Surviving Corporation, and their respective directors, officers, employees, agents, affiliates and assigns (collectively, the "Parent Indemnified Persons") and (ii) the Holders, all pursuant to the provisions of this Agreement. The shares of Parent Common Stock to be delivered to the Escrow Agent pursuant to this Section 2(a), together with all cash dividends, stock dividends or stock distributions or any securities of Parent or any other person or entity issued in respect thereof (including, without limitation, any shares issued pursuant to any stock dividend, stock split, reverse stock split, combination or reclassification thereof) shall become part of, and are hereinafter referred to collectively as, the "Escrow Fund". The number of Escrow Shares beneficially owned by each Holder is set forth in
Schedule I hereto. Such Schedule shall list each Holder, such Holder's address and social security number and such Holder's interest in the Escrow Fund (expressed as a share amount, based on the number of Escrow Shares delivered to the Escrow Agent at the time the Merger becomes effective on behalf of such Holder). At the time of its delivery to the Escrow Agent of any shares of Parent Common Stock and any cash dividends, stock dividends or stock distribution or securities issued in respect thereof, Parent shall provide the Escrow Agent with the foregoing information. The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Shares to be delivered to it under this Agreement. Any distributions of the Escrow Fund to the Holders shall be made in accordance with
Section 4(b) and Section 4(d). The Escrow Agent shall have no responsibility to invest any cash dividends or other amounts received with respect to the Escrow Shares and held in the Escrow Fund absent a joint written instruction from Parent and the Holders.

         2(b) The Escrow Agent shall establish a segregated account (the "Escrow Account") at its office located at its address set forth on Schedule II in which to hold the Escrow Fund.

         3. Rights to the Escrow Fund. The Escrow Fund shall be for the exclusive benefit of the Parent Indemnified Persons and their respective successors and assigns, as provided herein and in the Reorganization Agreement, and no other person or entity shall have any right, title or interest therein other than the Holders' respective underlying ownership interests in the property constituting the Escrow Fund.

         4. Distribution of the Escrow Fund. The Escrow Agent shall continue to hold the Escrow Fund in its possession until authorized hereunder to make distributions from the Escrow Fund. The Escrow Agent shall distribute the Escrow Fund as follows:

         4(a) If any Parent Indemnified Person (the "Claiming Person") timely asserts a right of indemnity against the Holders under Article VIII of the Reorganization Agreement, Parent shall execute and deliver to the Escrow Agent (with a copy being sent simultaneously to the Holders) a written notice to such effect (a "Notice of Claim"; and the right of indemnity asserted in a Notice of Claim being hereinafter referred to as a "Claim") and instruct the Escrow Agent to deliver that portion of the Escrow Fund equal to the Fair Market Value (as defined in Section 5

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hereof) of the Claim (or, if the amount of the Claim shall be greater than the
Fair Market Value of the Escrow Fund, the balance of the Escrow Fund) to such Claiming Person; provided, however, the following shall apply:

                  (i) in order to be effective hereunder, a Notice of Claim delivered to the Escrow Agent pursuant to this
                           Section 4(a) must (A) set forth the name of the Claiming Person, the nature and details of such Claim (to the extent known), and the amount thereof (or if not ascertainable, a reasonable estimate of the maximum amount thereof) and (B) be delivered to Escrow Agent on or prior to the Escrow Agent's close of business on the date that is the first anniversary of the date hereof (or the next succeeding business day, if Escrow Agent is not open for business on such date); and

                  (ii) if within thirty (30) business days after the Escrow Agent's receipt of any Notice of Claim by a Claiming Person pursuant to this Section 4(a) the Escrow Agent has not received a notification from either of the Holders that the Claim, or the amount thereof, is disputed, the Escrow Agent shall, within five (5) days after the expiration of such 30-day period, deliver to the Claiming Person that portion of the Escrow Fund equal to the Fair Market Value of the Claim as set forth in such Notice of Claim (or, if the amount of the Claim shall be greater than the Fair Market Value of the entire Escrow Fund as of such date, the balance of the Escrow Fund) (the date of any such delivery hereunder or under Section 4(b) being referred to herein as a "Release Date"). If the Holders timely notify the Escrow Agent in writing of such dispute, the Escrow Agent shall not be authorized to deliver, and shall not deliver, such disputed amount to such Claiming Person until five
                           (5) days after such dispute has been settled as provided in Section 12 below, but shall deliver to the Claiming Person that portion of the Escrow Fund as represents the undisputed amount of the Claim, if any. Concurrently with the delivery of a notice of dispute to Escrow Agent, the Holders shall deliver a copy of such notice to Parent.

         4(b) Upon final determination of the Actual Company Working Capital or the Extraordinary Audit Expenses in accordance with the provisions of Section 2.2(c) of the Reorganization Agreement, Parent shall execute and deliver to the Escrow Agent (with a copy being sent simultaneously to the Holders) a written notice to such effect. If Parent shall be entitled to a Working Capital Adjustment or an Audit Expense Adjustment under Section 2.2 of the Reorganization Agreement, Parent and the Holders shall execute and deliver to the Escrow Agent a written notice to such effect (a "Notice of Adjustment"; and the right of adjustment to the Merger Consideration asserted in a Notice of Adjustment being hereinafter referred to as an "Adjustment Claim") and instruct the Escrow Agent to deliver that number of shares of Parent Common Stock, the Stipulated Value of which (as defined in Section 5 hereof) equals the amount of the Adjustment Claim (or, if the amount of the Adjustment Claim shall be greater than the Stipulated Value of the Escrow Fund, the balance of the Escrow Fund) to Parent. If either Parent, on the one hand, or the Holders, on the other hand, refuse to execute such a Notice of Adjustment, the other party may execute and deliver a Notice of Adjustment to the Escrow

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Agent; provided, however, the following shall apply in respect of any Notice of
Adjustment delivered hereunder:

                  (i) in order to be effective hereunder, a Notice of Adjustment delivered to the Escrow Agent by only one party pursuant to this Section 4(a) shall (A) set forth the amount of the Adjustment Claim sought and
                           (B) be delivered to Escrow Agent on or prior to the Escrow Agent's close of business on the date that is the tenth (10th) business day after the date on which the Escrow Agent receives notice that the Actual Company Working Capital has been determined in accordance with the provisions of Section 2.2 of the Purchase Agreement;

                  (ii) if within five (5) business days after the Escrow Agent's receipt of any Notice of Adjustment by only one party pursuant to this Section 4(b) the Escrow Agent has not received a notification from the other party(s) that the Adjustment Claim, or the amount thereof, is disputed, the Escrow Agent shall, within five (5) days after the expiration of such 5-day period, or (in any event, subject to the provisions of Section 4(f)) within five (5) days after receipt of a Notice of Adjustment executed by Parent and the Holders, deliver Escrow Shares as follows:

                           (A) deliver to Parent that number of Escrow Shares, the Stipulated Value of which shall equal the amount of the Adjustment Claim as set forth in such Notice of Adjustment (or, if the amount of the Adjustment Claim shall be greater than the Stipulated Value of the remaining balance of the Escrow Fund, the balance of the Escrow Fund); and

                           (B) if the number of Escrow Shares delivered to Parent pursuant to subparagraph 4(B)(ii)(A) above is less than 21,518 shares (as adjusted to reflect any stock splits, reverse stock splits, stock dividends, stock issuances and similar capital transactions (collectively, "Capital Events"), deliver to the Holders that number of Escrow Shares equal to the difference between (x) the number of shares delivered to Parent pursuant to subsection 4(B)(ii)(A) above and (y) 21,518 shares (as adjusted to reflect any Capital Events); provided, however, that if any shares have been delivered to any Claiming Persons pursuant to Section 4(a) above or any Notices of Claim have been timely submitted to the Escrow Agent pursuant to Section 4(a) above, and the number of such shares previously so delivered plus the number of shares in respect of which Notices of Claim have been timely delivered, calculated at the Fair Market Value thereof as of the proposed Release Date thereof, exceeds two-thirds of the total number of Escrow Shares delivered to Escrow Agent on the date hereof, the number of shares delivered to the Holders pursuant to this subsection 4(b)(ii)(B) shall be reduced by the amount of such excess.

                  (iii) If no Notice of Adjustment has been delivered to Escrow Agent on or prior to the Escrow Agent's close of business on the date that is the tenth (10th)

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                           business day after the date on which the Escrow Agent
                           receives notice that the Actual Company Working Capital has been determined in accordance with the provisions of Section 2.2 of the Purchase Agreement, the Escrow Agent shall deliver to the Holders such number of Escrow Shares as equals one-third of the total number of Escrow Shares delivered to Escrow Agent on the date hereof (as adjusted to reflect any Capital Events); provided, however, that if any shares have been delivered to any Claiming Persons pursuant to Section 4(a) above or any Notices of Claim have been timely submitted to the Escrow Agent pursuant to Section 4(a) above, and the number of such shares previously so delivered plus the number of shares in respect of which Notices of Claim have been timely delivered, calculated at the Fair Market Value thereof as of the proposed Release Date thereof, exceeds two-thirds of the total number of Escrow Shares delivered to Escrow Agent on the date hereof (as adjusted to reflect any Capital Events), the number of shares delivered to the Holders pursuant to this subsection 4(b)(iii) shall be reduced by the amount of such excess.

                  (iv) If a party does timely notify the Escrow Agent in writing of any dispute under this Section 4(b) (a copy of such notice being simultaneously sent to other parties), the Escrow Agent shall not be authorized to deliver, and shall not deliver, such disputed amount to such Parent or Holders until five
                           (5) days after such dispute has been settled as provided in Section 12 below, and Escrow Agent has received the mutual agreement or final order, decree or judgment referenced in said Section, but shall deliver to the Parent that portion of the Escrow Fund as represents the undisputed amount of the Adjustment Claim, if any, and the amount of Escrow Shares to be released to Holders pursuant to this Section, if any, shall be calculated as if Parent had received (i) the amount actually so delivered and (ii) the amount in dispute .

         4(c) Anything contained herein to the contrary notwithstanding, if the Escrow Agent is authorized, at any time pursuant to Sections 4(a) or 4(b) and
Section 12 hereof, to deliver all or any portion of the Escrow Fund to (i) a Claiming Person with respect to any Claim, (ii) to Parent with respect to any Adjustment Claim, or (ii) to the Holders as set forth in Section 4(b)(ii) or
(iii) hereof, then (1) such delivery shall be made regardless of the Escrow Agent's prior or subsequent receipt of any Notice of Claim or Notice of Adjustment Claim or subsequent receipt of any Notice of Dispute with respect to any other Claim or Adjustment Claim and (2) the Escrow Agent shall (A) deliver to Parent's transfer agent for the Parent Common Stock (who shall be identified to the Escrow Agent in writing by Parent) the certificate or certificates registered in the name of the Escrow Agent or its nominee representing at least such number of Escrow Shares, the Fair Market Value of which equals the undisputed amount of the Claim, the Stipulated Value of which equals the Adjustment Claim, or the number of Escrow Shares to the Holders determined as set forth in Section 4(b)(ii) or (iii), as applicable, together with a completed stock power or powers and instructions transferring to such Claiming Person, Parent or such Holders, as applicable, that number of the Escrow Shares being delivered to such Claiming Person, Parent or such Holders, as applicable, and
(B) instruct such transfer agent to issue and deliver to the Escrow Agent for retention hereunder as part of the Escrow Fund a new certificate or certificates

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in the name of the Escrow Agent as escrow agent hereunder (or in the name of its nominee or, if originally in the name of a Holder, that Holder) representing the remaining balance of the portion of the Escrow Shares so delivered to the Escrow Agent. Parent and the Holders shall take all such actions and execute and deliver all such documents as are necessary to effectuate the intent and purpose of this Section 4(c).

         4(d) Subject to Sections 4(a) and 4(b) hereof, promptly following the first anniversary of the Closing Date, the Escrow Agent shall distribute to the Holders the entire then remaining balance, if any, of the Escrow Fund, that is in excess of the aggregate amounts specified in all Notices of Claim and Notices of Adjustment Claim which, on or prior to such date, have been delivered to the Escrow Agent and the Holders but which have not been paid to Parent or otherwise discharged or withheld pursuant to this Section 4. Any portion of the Escrow Fund which shall continue to be held by the Escrow Agent pursuant to the preceding sentence shall be so held until such time as all disputed Claims and Adjustment Claims hereunder have been settled or resolved and notice of such settlement or resolution setting forth the amounts to be paid to Parent and the Parent Indemnified Parties, on the one hand, and the Holders, on the other hand, have been delivered to the Escrow Agent in accordance with the terms hereof. If a portion or all of the Escrow Fund is to be delivered to the Holders as provided in this Section 4(d) or in Section 4(b), the Escrow Agent shall disburse to each Holder such portion of the Escrow Fund as shall equal such Holder's portion of the Escrow Fund (based on his, her or its proportionate interest in the Escrow Fund as set forth on Schedule I).

         4(e) If amounts from the Escrow Fund are retained by the Escrow Agent or distributed to the Parent or any Claiming Person pursuant to any provisions of this Section 4, such amounts from the Escrow Fund shall be taken from the amounts in such Escrow Fund in proportion to each Holders percentage interest in the Escrow Fund based on Schedule I hereto.

         4(f) Under no circumstances shall the Escrow Agent be required to release or distribute any of the Escrow Fund sooner than two (2) Business Days after the Escrow Agent has received the requisite notices or other required documents in good form, or passage of the applicable claims period or release date, as the case may be.

         5. Valuation. For all purposes of this Agreement, (i) the "Fair Market Value" per share of Parent Common Stock shall be, as of any date, the average closing price for the Parent Common Stock as quoted on the NASDAQ National Market System and as reported in the Eastern Edition of The Wall Street Journal for the fifteen (15) trading days ending on the second trading day prior to such date, as determined by Parent and consented to by the Holders as set forth in a certificate, signed by Parent and each of the Holders and delivered to Escrow Agent, and (ii) the "Stipulated Value" per share of Parent Common Stock shall be $16.26563 (as adjusted to reflect any Capital Events.

         6. Holder Rights.

         6(a) Except as expressly provided otherwise herein, each Holder shall at all times retain and have the full and absolute right to exercise all rights and indicia of ownership with respect to the Escrow Shares owned by such Holder, including, without limitation, voting and consensual rights; provided, however, that the Holders shall have no right to transfer, pledge or encumber or

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otherwise dispose of in any manner whatsoever any Escrow Shares that are held in the Escrow Fund. The Escrow Shares shall be treated as having been actually issued and transferred to the Holders at the time of the Merger. In accordance with Section 2(a), all dividends or distributions or proceeds in stock or other property issued in respect of the Escrow Shares shall be deposited into the Escrow Account and become part of the Escrow Fund. Any such dividends or distributions or proceeds deposited into the Escrow Fund shall be attributed to each shareholder in his, her or its proportionate interest as set forth on
Schedule I hereto as of the date of their receipt by Escrow Agent . If any such shares of Parent Common Stock are transferred to a Claiming Person in accordance with the provisions of Section 4 hereof in satisfaction of a Claim or Claims, all rights and indicia of ownership with respect to such shares shall thereupon reside with such Claiming Person or any subsequent holder thereof.

         6(b) Anything contained herein to the contrary notwithstanding, Escrow Shares shall not be registrable pursuant to the Securities Act of 1933, as amended, so long as they are held in the Escrow Fund and the Escrow Agent shall not release such Escrow Shares from the Escrow Account, except pursuant to
Section 4 hereof, or take any other actions to register such Escrow Shares.

         6(c) The Escrow Agent shall be under no duty to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform such duties on its part as are expressly set forth in this Agreement, except that it will, at the written request of the Holders given to the Escrow Agent at least three (3) Business Days prior to the date on which the Escrow Agent is requested therein to take any action, deliver to the Holders a proxy or other instrument in the form supplied to it by the Holders for voting or otherwise exercising any right of consent with respect to any of the Escrow Shares held by it hereunder, and shall vote all Escrow Shares then held in the Escrow Fund in the manner instructed by each Holder in writing based on upon such Holders pro rata percentage of the Escrow Shares referred to in Schedule I so long as such instructions are received by Escrow Agent not later than three
(3) Business Days prior to the date on which such vote is required, and as Escrow Agent may determine in its sole discretion, if such instruction is not timely received.. The Escrow Agent will not be responsible for authenticating the right of the Holders to exercise voting or consent-giving authority in respect of Escrow Shares held by it hereunder. The Escrow Agent shall, upon receiving proper written instructions from the Holders (which instructions shall be received at least three business days prior to the date on which Escrow Agent is required to take any action hereunder), be responsible for forwarding to or notifying any party or taking any other action with respect to any reasonable notice (as specifically set forth in such written instruction), solicitation or other document or information, written, received by the Escrow Agent from an issuer or other person with respect to Escrow Shares held by the Escrow Agent hereunder, including, without limitation, any proxy material, tenders, options, the pendency of calls and maturities and the expiration of rights.

         7. Termination. This Agreement shall automatically terminate if and when all Escrow Shares and other property in the Escrow Account shall have been distributed by the Escrow Agent in accordance with the terms of this Agreement.

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         8. Concerning the Escrow Agent.

         8(a) Each party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Reorganization Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby,
(ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder that might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting (or, if so requested, refraining from acting) upon and in accordance with any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

         8(b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

         8(c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or securities intermediary employed by the Escrow Agent than any such book-entry depository or securities intermediary has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or securities intermediary was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct in breach of this Agreement.

         8(d) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least thirty (30) days' prior written notice of such resignation to Parent and the Holders specifying a date upon which such resignation shall take effect; provided, however, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Fund. Upon receipt of such notice, a successor escrow agent shall be appointed by Parent and the Holders, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If a written instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within forty (40) days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of Parent petition any court of competent jurisdiction for the appointment of a successor escrow agent. Parent and the Holders acting jointly, may at any time substitute a new escrow agent by giving ten (10) days' prior written notice thereof to the Escrow Agent then acting and by Parents' paying all fees and expenses of such Escrow Agent accrued as of such date.

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         9. Indemnification. Without determining or limiting any rights as between the Holders and Parent (the "Interested Parties"), each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, bad faith, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

         10. Fees of Escrow Agent. Parent agrees (i) to pay or reimburse the Escrow Agent for its reasonable attorneys' fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the attached Schedule II, which may be subject to change hereafter, provided that such changes are consistent with changes to fees generally charged to all similar escrow accounts maintained by the Escrow Agent. Each of the Interested Parties agree, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with the resolution of any Claim or Adjustment Claim made by a party to this Agreement. Without altering or limiting the joint and several liability of the Interested Parties under this paragraph and under Section 9 of this Agreement, the Interested Parties agree, as among themselves, that Parent shall pay the Escrow Agent's fees and all of its costs and expenses incurred by the Escrow Agent for its normal services (which shall not, however, include costs and expenses incurred in connection with any dispute arising hereunder, which the Interested Parties shall share equally). The Escrow Agent shall periodically bill Parent for such out of pocket fees and expenses. The Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any party hereto owing the Escrow Agent in any capacity.

         11. Tax Indemnification.

         11(a) Without determining or limiting any rights as between the Holders and Parent, each of the Interested Parties agree, severally, and not jointly,
(i) to assume any and all obligations now or hereafter arising under any applicable tax law with respect to any payment or distribution of the Escrow Funds to, or performance of other activities under this Agreement by, such Interested Party, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental

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charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its action as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties, to the extent that it relates to such individual Interested Party. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or the removal of the Escrow Agent.

         11(b) The Interested Parties agree that all earnings, if any, with respect to the Escrow Fund will be reported by the Escrow Agent as earnings of the Holders in accordance with their respective interests as set forth on
Schedule I whether or not distributed. The Interested Parties agree that promptly after the date hereof, they will each provide the Escrow Agent with a completed IRS Form W-9 certifying thereon their taxpayer identification numbers. The Interested Parties acknowledge that withholding of a portion of the earnings on the Escrow Fund may be required for federal income tax purposes in the event any Interested Party fails to certify such party's taxpayer identification number to the Escrow Agent. Parent shall indemnify the Holders for and in respect of all tax liabilities which may be incurred by the Holders in respect of any earnings on the Escrow Fund that actually are distributed to Parent.

         12. Disputes. If any dispute should arise with respect to the payment or ownership or right of possession of the Escrow Fund, or the duties of the Escrow Agent hereunder or should any claim be made upon the Escrow Agent or the Escrow Fund by any third party, the Escrow Agent is authorized and shall be entitled (at its sole option and election) to retain in its possession, without liability to anyone, all or any part of the Escrow Fund in dispute until such dispute shall have been settled either by mutual agreement of Parent and the Holders (evidenced by appropriate instructions in writing to the Escrow Agent signed by Parent and the Holders) or by the final order, decree or judgment of a court of competent jurisdiction or arbitral panel, with respect to any arbitrated disputes, in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Parent and the Holders are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         13. Miscellaneous.

         13(a) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed given (i) when received by the addressee if delivered personally or sent by nationally-recognized overnight courier (ii) when received by the addressee if sent by registered or certified mail, return receipt requested and postage prepaid, or (iii) when sent by facsimile, provided that a confirmation copy thereof is sent the same day by postage prepaid U.S. mail. Notices shall be sent to the addresses given below for the parties, or to such other address for any party notice of which, complying with these requirements, is given by that party to all others.

                  (i) if to the Holders, then to each Holder at the locations specified in Schedule I;

                           with a copy to:

                             Debevoise & Plimpton
                             875 Third Avenue
                             New York, NY 10022
                             Telecopier: (212) 909-6836
                             E-Mail: madavenp@debevoise.com
                             Attention: Margaret Andrews Davenport

                  (ii)     if to Parent, to:

                             Alloy Online, Inc.
                             115 West 30th Street
                             New York, NY 10001
                             Attention: President
                             Facsimile: (212) 244-4311

                           with copies to:

                             Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 701 Pennsylvania Avenue, N.W., Suite 900
                             Attention: Richard M. Graf, Esquire
                             Telecopier: (202) 434-7400
                             Email: rgraf@mintz.com

                  (iii)    if to the Escrow Agent, to the address set forth on
                           Schedule II hereto;

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.

         Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in advance and in writing to or by the Escrow Agent, as the case may be, in accordance with the above):

                           If to Alloy: or the Stockholders:

                           At such addresses at shall be given to Escrow Agent in writing by such party.

                           If to the Escrow Agent:

                             Bank:  State Street Bank and Trust Company
                             ABA #: 0110 0002 8
                             A/C #: 9903-990-1
                             Attn:  Corporate Trust Department
                             Ref.:  Alloy Online/17th Street Escrow
                                    Account # 124014-010

         13(b) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         13(c) Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflicting provision or rule (whether of the Commonwealth of Massachusetts, or any other jurisdiction) that would cause the laws of any jurisdiction other than the Commonwealth of Massachusetts to be applied.

         13(d) Wiring Instructions. All funds, if any, to be paid to or by the Escrow Agent shall be sent by wire transfer in accordance with the instructions provided on Schedule II hereto, or by such other method of payment and in accordance with such instructions as may be given in advance and in writing to the Escrow Agent, by notice in compliance with Section 13(a) of this Agreement.

         13(e) Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party hereto without the consent of the other parties hereto.

         13(f) Amendments. This Agreement may be amended only by a written instrument duly executed by the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms of this Escrow Agreement, or of such terms and conditions on any other occasion. Upon a sale of Parent, the parties shall negotiate in good faith appropriate amendments to the Agreement so as to reflect that the Escrow Fund will cease to be constituted of Parent Shares but will instead be constituted by the consideration received therefore in such sale.

         13(g) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13(h) Entire Agreement. This Agreement and, with respect to the Interested Parties only, the Reorganization Agreement, the Certificate of Merger, and the Related Agreements referenced therein, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings, written or oral, among the parties identified above with respect thereto; provided, however, that anything contained herein to the contrary notwithstanding, the parties hereto agree that the Escrow Agent shall perform its obligations under this Agreement solely by reference to this Agreement.

         13(i) Force Majeure. The Escrow Agent will not be responsible for delays or failures in performing its duties resulting from acts beyond its control such as, but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         13(j) Reproduction of Agreement. This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications that may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. It is agreed that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not the reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         13(k) Consent to Jurisdiction and Service. Each of the Interested Parties hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Escrow Agent arising out of or relating this Escrow Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and
(iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 13(a) hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.


                                            ALLOY ONLINE, INC.


                                            By: /s/ Matthew C. Diamond
                                                --------------------------------
                                                Name:  Matthew C. Diamond
                                                Title: Chief Executive Officer


                                            17TH STREET ACQUISITION CORP.


                                            By: /s/ Leslie N. Morgenstein
                                                --------------------------------
                                                Name:  Leslie N. Morgenstein
                                                Title: Co-President


                                                /s/ Leslie N. Morgenstein
                                                --------------------------------
                                                LESLIE N. MORGENSTEIN


                                                /s/ Ann Brashares
                                                --------------------------------
                                                ANN BRASHARES


Accepted and Agreed to as of the date first above written:

STATE STREET BANK AND TRUST COMPANY
As Escrow Agent:


By: /s/ Brian J. Curtis
    --------------------------------
     Name:  Brian J. Curtis
     Title: Assistant Vice President

                                   SCHEDULE I
                                   ----------

                                     HOLDERS

         Holder                        Social Security Number      Escrow Shares
         ------                        ----------------------      -------------

Leslie N. Morgenstein                      ###-##-####                 32,276
325 East 79th Street, #11B
New York, NY 10021
Telephone: (___) ___-_____
Facsimile: (212) 345-6845


                                           ###-##-####                 32,276
Ann Brashares
24 Polhemus Place
Brooklyn, NY 11215
Telephone: (___) ___-_____
Facsimile: (212) 645-3865

                                   SCHEDULE II
                                   -----------

                              Fees of Escrow Agent

ESCROW AGENT:
-------------

       If by courier:

       State Street Bank and Trust Company
       Global Investor Services Group - Corporate Trust
       2 Avenue de Lafayette - 6th Floor
       Boston, MA  02111
       Attn: Lynn Palmetier, Ref: Alloy Online, Inc./17th St.. Acq. Corp. Escrow
       Fax: (617) 662-1463
       Tel. (617) 662-1795

       or, if by mail:

       State Street Bank and Trust Company
       Global Investor Services Group - Corporate Trust
       P.O. Box 778
       Boston, MA  02102
       Attn: Alloy Online, Inc./17th St. Acq. Corp. Escrow
       Fax: (617) 662-1463
       Tel. (617) 662-1795

Wire Transfer Information:

Bank:
ABA#:
A/C#:
Attn:
Ref:

Fees And Expenses:

Acceptance Fee:            Waived

Annual Fee:                $3500.00 per year or any part thereof ; the Annual
                           Fee shall be due and payable in advance, upon signing of the Escrow Agreement; thereafter upon each anniversary date.

Sweep Fee:                 40 Base Points per annum of the average daily net
                           assets

Wire Fee:                  $20.00 per wire

Out-of-Pocket Expenses:    At Cost

Legal Fees:                At Cost

Extraordinary Administrative Expenses

         In addition to the Annual Fee, fees for extraordinary services will be determined and charged by appraisal. Such services may include, but are not limited to, additional responsibilities and services incurred in case of default, or dispute or third party claim upon the escrow fund.